Barrett Growth Fund	www.barrettgrowthfund.com	April 30, 2009

Dear Shareholders:

The Barrett Growth Fund declined 9.23% in the third fiscal quarter ending on March 31, 2009.  The Fund outperformed the broader market as evidenced by the 11% decline in the S&P 500 Index by nearly 200 basis points, but underperformed its peer group the Lipper Large-Cap Growth Index by more than 500 basis points.  The Fund outperformed its peer group over the five and ten year time periods.

The Quarter in Review

For the sixth straight quarter in a row the stock market has declined.  By mid-March the S&P 500 Index was off more than 25%, and it appeared that the waterfall decline that occurred in the prior quarter would be repeated.  However, by the end of March the market had rallied more than 25% off its lows, and the gloom that pervaded equity markets since last September had lifted ever so slightly.

Although it is difficult to point to a single catalyst for the powerful rally, four factors contributed to the recovery.  First, the market had fallen a long, long way since last September.  As a result of the 45% decline over this

	Total Returns		Annualized Returns
	Third Quarter	One Year	Five Year	Ten Year
	1/1/09-3/31/09	4/1/08-3/31/09	4/1/04-3/31/09	4/1/99-3/31/09
Barrett Growth Fund	-9.23%	-37.18%	-4.91%	-3.52%
Lipper Large-Cap Growth[1]	-3.74%	-36.45%	-4.95%	-5.85%
S&P 500[2]	-11.01%	-38.09%	-4.76%	-3.00%

The performance data quoted represents past performance, which does not guarantee future results.  Current performance may be lower or higher than the performance shown.  The investment return and principal value of an investment will fluctuate so that an  investor’s shares, when redeemed, may be worth more or less than their original cost.  Performance data current to the most recent month end may be obtained by calling (877) 363-6333 toll free.  Calculations assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.  Performance would have been lower if fees had not been waived and if expenses had not been reimbursed in various periods.  Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The gross expense ratio for the Fund is 2.42% as of the most recent prospectus for the fiscal year ended June 30, 2008.  Gross expenses are the Fund’s total annual operating expenses as of the date of the Fund’s most current prospectus and do not reflect fee waivers or reimbursements under the expense limitation agreement between the Fund and its Manager.  These expenses include management fees, 12b-1 distribution and service fees, and other expenses.

Net expenses are the Fund’s total annual operating expenses as of the date of the Fund’s most current prospectus and reflect contractual fee waivers and/or reimbursements.  The Fund’s Manager has contractually agreed to waive fees and/or reimburse operating expenses until October 31, 2009 to limit total annual operating expenses to 1.25% of the Fund’s average daily net assets.

1
The Lipper Large-Cap Growth Funds Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest mutual funds within the Growth Funds category, as reported by Lipper. An index is unmanaged.  Investors cannot invest directly in an index.

2
The S&P 500® Index is a capitalization-weighted index of five hundred large capitalization stocks, which is designed to measure broad domestic securities markets.  The performance of the S&P 500® Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment advisory fees. An index is unmanaged.  Investors cannot invest directly in an index.

period, stocks looked cheap from nearly every valuation angle—relatively high dividend yields, low price earnings ratios, low price to sales ratios.  Second, the dismal economic outlook for 2009 was well publicized and embraced by early March.  As a result, new releases of negative economic trends were no longer a surprise, or greeted with panic selling.  Third, investors realized that the rate of economic decline was beginning to slow, if not stabilize.  And finally, investors who bought stocks short betting that market would continue to fall had to scramble and buy stocks to cover their short positions.  Many of the best performing stocks since the early March lows had very high short positions.

The Portfolio

Unlike the prior quarter when all the sectors of the market declined, the March quarter experienced a significant divergence in performance by sector.  For example, the financial and industrial sectors posted major losses in the quarter, whereas the technology group was actually up at the end of March.  The Fund’s underweighting of financial stocks continued to help performance relative to the S&P 500 Index, but as a result of the Fund’s underweighting of technology stocks it suffered in comparison to its peer group.  Although the Fund has nearly 19% of its assets invested in the technology sector, we think the Lipper Large-Cap Growth group has some 30% in technology.  The technology sector represents roughly 18% of the S&P 500.

In view of the fact that the technology sector was the best performing sector in the quarter it is no surprise that three of the top five contributors to the Fund’s performance were Apple, Google, and Intel.  Two other companies with high technology based products, Monsanto and Genentech, completed the top five performers.  Once the stock market rally was set in motion in March, investors rotated away from defensive sectors, such as healthcare and consumer staples, into more cyclical sectors such as consumer discretionary stocks.  As a result, Procter & Gamble, Covance, and Stryker were among the weakest performers in the Fund for the quarter. Financials such as U.S. Bancorp were laggards as well.

Top Holdings			Sector Weightings
(Percent of Assets)*			(Percent of Total Investments)*
1.	Ecolab, Inc.	3.97%
2.	Medco Health Solutions, Inc.	3.78%
3.	McDonalds Corporation	3.74%
4.	Automatic Data Processing, Inc.	3.54%
5.	L-3 Communications Holdings, Inc.	3.23%
6.	ABB Ltd.	3.06%
7.	Procter & Gamble Company	3.02%
8.	Omnicom Group, Inc.	3.00%
9.	United Technologies Corporation	2.95%
10.	PepsiCo, Inc.	2.83%

*Portfolio characteristics are as of March 31, 2009, and are subject to change at any time.

Investment Outlook

We are likely to see more ups and downs as the year unfolds, but we do think we have seen the worst of the pain that this brutal bear market can inflict.  The most difficult part of a bear market is adjusting to the reality of a slowdown in growth and the resulting down swing in profits.  Profits are down significantly compared to a year ago while expectations are more realistic going forward. A bear market can end not only when the outlook improves, but sometimes even earlier when it appears that the worst is behind us.

Over the past several years, large institutional investors have allocated more assets to hedge funds and private equity investments.  As a result, allocations to more traditional areas, such as U.S. equities, have been overlooked.  Many of these institutional investors have been disappointed by the results in their hedge funds and private equity investments and are poised to rebalance towards more traditional areas.  There is also a substantial build up of cash in money market funds as a result of investors selling equities over the past several quarters.  Consequently we could see a substantial demand for equities once the economy actually improves.

We continue to invest in high quality companies with healthy balance sheets and long-term growth opportunities.  We believe these companies will weather the current environment better than most and be well positioned to exploit growth opportunities.

Thank you for choosing the Barrett Growth Fund.  Please visit us at our website, www.barrettgrowthfund.com.  If you have any questions, please call toll-free (877) 363-6333.

Sincerely,

Peter H. Shriver, CFA
President

Robert J. Milnamow	E. Wells Beck, CFA	Cynthia J. Starke
Lead Portfolio Manager	Portfolio Manager	Portfolio Manager

Investment Risks: All investing entails risks, including the possible loss of principal. The Fund may invest in foreign securities.  Foreign securities involve special risks not ordinarily associated with U.S. securities, such as currency fluctuations, and changes in political and economic conditions. The Fund may also invest in mid-capitalization companies, which involve a higher degree of risk and volatility than investments in larger, more established companies.

The outlook and views presented above are those of the Investment Adviser as of 3/31/09, and may differ from those of Legg Mason, Inc., as a whole, or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and Barrett Associates and Legg Mason Investor Services disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed as to its accuracy or completeness.

This information is intended for the shareholders of the Barrett Growth Fund and is not for distribution to prospective investors unless preceded or accompanied by a current prospectus.  Investors should consider the risks, investment objectives, charges and expense of the Fund carefully before investing. The prospectus contains this and other information about the Fund. Investors should read the prospectus carefully before investing.

Shares of the Barrett Growth Fund are distributed by Legg Mason Investor Services, LLC (Member SIPC/FINRA). Legg Mason Investor Services, LLC and Barrett Associates, Inc. are both subsidiaries of Legg Mason, Inc.

BAI-BGF2009.03
LMFile:TN09-5266.

c/o US Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202 (877) 363-6333 www.barrettgrowthfund.com